UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 12, 2022
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

On May 12, 2022, the following wholly-owned indirect subsidiaries of First Solar, Inc. (the “Company”, and each such subsidiary, a “Seller”) entered into, among others, the following agreements (each, an “Agreement”) to sell its 293 MWDC utility-scale solar project development platform (the “Japan Development Business”), including, among others, nine entities that own solar power projects (the “Japan Project Entities”), and a solar operations and maintenance platform (the “Japan O&M Business”) with approximately 665 MWDC under management, in Japan:

•First Solar Japan GK (“FSJ”), a Japan limited liability company (“godo kaisha”), entered into a Business Purchase and Sale Agreement with PAG Renewables Holding Pte. Ltd. and PAG Renewables FM Holding Pte. Ltd., each a Singapore private limited company and wholly-owned indirect subsidiary of funds managed by PAG Real Assets (“PAG”), for the sale by FSJ, and the purchase by such PAG subsidiary, of FSJ’s Japan Development Business and Japan O&M Business;

•FSJ entered into a Membership Interests Purchase and Sale Agreement with Kyoto Solar Plant L.P., Yatsubo Solar Plant L.P., Momura Solar Plant L.P., Iwaki Solar Plant L.P., Hita Solar Plant L.P., Shimo Onuki Solar Plant L.P., Orido Solar Plant L.P., Handa Solar Plant L.P., and Tochigi Solar Plant L.P., each a Cayman Islands exempted limited partnership and wholly-owned indirect subsidiary of PAG, for the sale by FSJ, and the purchase by such PAG subsidiaries, of membership interests in the Japan Project Entities; and

•TK Investco 7 Pte. Ltd., TK Investco 8 Pte. Ltd., TK Investco 10 Pte. Ltd., and TK Investco 11 Pte. Ltd., each a Singapore private limited company (each, a “TK Seller”), entered into a TK Interests Purchase and Sale Agreement with Gioia Investment Pte. Ltd., a Singapore private limited company and wholly-owned indirect subsidiary of PAG, for the sale by such TK Sellers, and the purchase by such PAG subsidiary, of interests referred to as “silent partnership” (“tokumei kumiai”) interests in the Japan Project Entities.

On the terms and conditions set out in the Agreements, PAG, through its wholly-owned subsidiaries referred to above (each, a “Buyer”), has agreed to acquire the Japan Development Business and the Japan O&M Business of the Company; the scope of such acquisition will not include FSJ’s business in Japan of selling and providing after-sales service in respect of photovoltaic modules and certain companies owned by FSJ that hold real property. The aggregate proceeds for such acquisition is approximately $575 million, which is inclusive of the Japan Development Business, the Japan O&M Business, and approximately 286 MWDC of solar modules. Such amount is subject to certain adjustments, including for working capital levels, an earn-out mechanism in relation to a potential sale by PAG of the Japan O&M Business, changes to the regulatory regime applicable to the generation of solar power in Japan, and certain solar power projects starting construction.

Each Seller and Buyer (each, a “Party”) has made customary representations, warranties, and covenants as set out in the Agreements. Among other things, FSJ has agreed, subject to certain exceptions, to conduct each relevant transferring business in the ordinary course of business between signing and closing. The closing of each transfer under the Agreements is subject to the satisfaction or waiver of certain conditions, including the representations and warranties of each Party being true and correct (subject to materiality qualifiers), each Party having performed its pre-closing obligations in all material respects, and certain regulatory approvals and lender and other third-party consents having been obtained. Each Party must use its commercially reasonable efforts to take all actions necessary to consummate each closing.

Under the Agreements, the Parties have agreed to indemnify each other for certain losses, including losses arising out of a breach of representation, warranty, or covenant. The Agreements contemplate that a warranty and indemnity insurance policy will be obtained by the Buyers after signing the Agreements, such that the Buyers’ first line of recourse for any breach of a significant portion of the representations and warranties will be to make a claim under such policy. The Company has agreed to provide a guarantee to each Buyer in respect of the indemnification obligations of each Seller, an indemnity in respect of certain liabilities relating to the Japan O&M Business, and an undertaking in respect of the sale of photovoltaic modules by FSJ.

The Agreements contain certain termination rights, including if closing (other than closing of the purchase and sale of the Japan O&M Business) has not occurred by six months from signing.

The foregoing summary of the Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full terms of the Agreements, which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022.

On May 16, 2022 the Company issued a press release announcing the signing of the Agreements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains various “forward-looking statements” which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements concerning the Company’s entry into definitive agreements to sell a project development platform of approximately 293 MWDC, as well as an O&M platform of approximately 665 MWDC under management, in Japan, which is subject to the closing of the platforms’ acquisition. These forward-looking statements are often characterized by the use of words such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “seek,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue” and the negative or plural of these words and other comparable terminology. Forward-looking statements are only predictions based on the Company’s current expectations and the Company’s projections about future events and therefore speak only as of the date of this release. You should not place undue reliance on these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements for any reason, whether as a result of new information, future developments, or otherwise. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. These factors include, but are not limited to, the expected timing and likelihood of completion of the transactions; the timing, receipt, and terms and conditions of any third-party consent or governmental approvals required in respect of the transactions referred to herein that could cause the parties to abandon one or more of such transactions; the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive agreements referred to herein; the risk that the parties may not be able to satisfy the conditions to one or more of such transactions in a timely manner or at all; and the matters discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and our subsequently filed Quarterly Reports on Form 10-Q, as supplemented by our other filings with the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of First Solar, Inc. dated May 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 16, 2022	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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